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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 15, 1996
                                  -------------


          GECPF-1 Tax-Exempt Grantor Trusts, Series A through Series I
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    33-36601
                                 (Subfiles 1 and
           New York               3 through 10)             See Page 2
      -------------------     ---------------------     -------------------
        (State or other            (Commission           ( I.R.S. Employer
        jurisdiction of             File Number)        Identification No.)
       incorporation or
         organization)



Three Capital Drive, Eden Prairie, Minnesota                   55344
- --------------------------------------------               -------------
(Address of principal business office)                      (Zip Code)



Registrant's telephone number, including area code:(612) 828-2987

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                                                      Exhibit Index is on Page 4

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                      I.R.S. Employment Identification Nos.
                      -------------------------------------

                             Series A    16-6348902
                             Series B    16-6348903
                             Series C    16-6348904
                             Series D    16-6350083
                             Series E    16-6350084
                             Series F    16-6350085
                             Series G    16-6350086
                             Series H    16-6350087
                             Series I    16-6350088


Item 5.   OTHER EVENTS.

     Reference is made to the Pooling and Servicing Agreements (each, an "Agreement" and, collectively, the "Agreements") of the GECPF-1 Tax-Exempt Grantor Trusts, Series A through Series I (each, a "Trust" and, collectively, the "Trusts"), dated as of November 1, 1990, among GE Capital Public Finance, Inc., as seller, General Electric Capital Corporation, as servicer, and Manufacturers and Traders Trust Company, as trustee (the "Trustee"). On or about June 15, 1996, an amount equal to the Current Interest Amount (as defined in the Agreements) and the Current Principal Amount (as defined in the Agreements) applicable to each Trust was distributed pro rata to the holders of certificates of beneficial interest in such Trust (the "Certificateholders") in accordance with such Trust's Agreement. A copy of the Trustee's statement for each Trust for the Collection Period (as defined in each Agreement) from May 1, 1996 through May 31, 1996 has been furnished to the Certificateholders of each Trust in accordance with Section 13.05 of each Trust's Agreement, and a copy of the statement for each such Trust is being filed as Exhibit 28 to this Current Report on Form 8-K.

     For the period beginning May 1, 1996, and ending May 31, 1996, the Servicing Fee paid to the Servicer with respect to each Trust is as follows:

               Series A                $    0.00
               Series B                     0.00
               Series D                     0.00
               Series E                     0.00
               Series F                     0.00
               Series G                     0.00
               Series H                     0.00
               Series I                   440.19
                                       ---------
                                       $  440.19
                                       ---------
                                       ---------

Item 7(c).     EXHIBITS.

                  Exhibit No.                     Description
                  -----------                     -----------

                      28 Statement of the Trustee to Certificateholders for the Collection Period ended May 31, 1996.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GECPF-1 TAX-EXEMPT GRANTOR TRUSTS
                                           SERIES A THROUGH SERIES I

                                        By GE CAPITAL PUBLIC FINANCE, INC.,
                                        as Seller with respect to each Trust



Dated:  June 26, 1996                             By    /s/ Cheryl Anderson
                                                     -----------------------
                                                     Cheryl Anderson
                                                     Manager - Securitization


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                                  EXHIBIT INDEX


Exhibit No.                        Description                        Page No.
- ----------                         -----------                        --------

    28         Statement of the Trustee to Certificateholders             5
               for the Collection Period ended May 31, 1996